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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 9, 2002 relating to the financial statements, which appears in Amarin plc's Report on Form 20-F for the year ended December 31, 2001.




(Signed) PRICEWATERHOUSECOOPERS



Cambridge, England
December 4, 2002




                                      E-75